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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                       OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this 13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Jeff Adkisson ("Seller").

                               R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1. Closing Date.  The closing (the "Closing") of the transactions
          ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2. Purchase and Sale of Securities.  On the terms and subject to the
          -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3. Method of Conveyance.
          --------------------

          (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

          (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

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Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4. Purchase Price.
          --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

          (a)  at the Closing, Buyer shall pay to Seller in cash, the product of
(i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

          (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price") during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
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having an aggregate value of $6,000,000 multiplied by the Seller Percentage,
Buyer may pay Seller all or part of such amount in cash);

          (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

          (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED 1

          (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out


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Amount; provided further, to the extent Target produces an Integrated Assessment
Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUESTED 2

          (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUESTED 3

          (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5. Method of Payment.  Except as otherwise expressly provided herein, all
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cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6. Contingent Consideration and Post-Closing Consideration.
          -------------------------------------------------------

          (a)  The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration



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described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".


          (b)  *** CONFIDENTIAL TREATMENT REQUESTED 4

          (c)  [RESERVED]

          (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7. Conditions for Delivery of Contingent Consideration.
          ---------------------------------------------------

          (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

          (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

          (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

          (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

          (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the

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     consummation of the acquisition of such Acquired Business by (B) six (6).

          (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

          (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

*** CONFIDENTIAL TREATMENT REQUESTED 5

          (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

          (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

          (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended
     December 31, 2002.

          (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

          (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

          (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

          (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8. Withholding for Options.  Buyer and Seller agree that all withholding,
          -----------------------
if any, will be made with respect to the Securities.


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                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     2.1. Capital Stock.  Seller is the owner, beneficially and of record, of
          -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2. Authorization; Consents; Enforceability.
          ---------------------------------------

          (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

          (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3. Litigation.  There is no litigation, action, claim, proceeding or
          ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                   SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

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     3.1. Requisite Power.  Buyer has all requisite corporate power to execute
          ---------------
and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2. Authorization.  All action on the part of Buyer necessary for the
          -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3. No Conflict.  The execution, delivery and performance of this
          -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4. Governmental Consents, etc.  No consent, approval or authorization of
          --------------------------
or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5. Brokers or Finders.  Buyer has not incurred, and will not incur,
          ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6. Organization and Qualification.  Buyer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7. Validity of Shares to be Issued.  The issuance of the shares of
          -------------------------------
Buyer Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8. No Brokers or Finders.  No Person is or will be entitled to receive
          ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9. Reports.  Buyer has made available to Seller true and complete copies
          -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective

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dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10. Effectiveness of Registration of Buyer Stock.  All of the registered
           --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.  Conditions to Obligation of Buyer.  The obligation of Buyer to
           ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

           (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

           (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

           (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

           (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

           (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

           (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

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          (g)  the closing of the transactions contemplated by the Purchase
Agreement shall be occurring; and

          (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

                    Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2. Conditions to Obligations of Seller.  The obligations of Seller to
          -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

          (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

          (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

          (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

                    Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3. Seller Deliveries.  Simultaneously with the Closing of the
          -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

          (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

          (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

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          (c)  the Employment Agreement between Seller and Buyer in
substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

          (d)  the other Transaction Documents.

     4.4. Buyer Deliveries.  Simultaneously with the Closing of the transactions
          ----------------
contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

          (a)  the Employment Agreement;

          (b)  the Closing Date Cash Payment; and

          (c)  the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1. Covenants Pending Closing.
          -------------------------

          (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

          (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2. Post-Closing Covenants.
          ----------------------

          (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

          (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

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          (c)  Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

          (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1. Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2. Survival.  The representations and warranties made herein shall
          --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3. Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4. Notices.  Any notices authorized to be given hereunder shall be in
          -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:

          EarthWeb Inc.
          Three Park Avenue, 38th Floor
          New York, NY 10016
          Facsimile: (212) 725-6559
          Attention: Jack D. Hidary, President

          and a copy to:

          John Hempill, Esq.
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY 10104-0185
          Facsimile: (212) 468-7900

          If to Seller:

          At the address set forth under Seller's name and signature on the signature page hereto.

          and a copy to:

          Brian T. Casey, Esq.
          Morris, Manning & Martin, LLP
          1600 Atlanta Financial Center
          Atlanta, Georgia 30326
          Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5. Waiver; Amendments.  This Agreement and the Transaction Documents, (i)
          ------------------
set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6. Counterparts.  This Agreement may be signed in several counterparts.
          ------------

     6.7. Expenses.  Each party shall bear its own expenses incurred with
          --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.  Arbitration.
           -----------

           (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

           (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.  Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
           ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10. Attorneys' Fees.  The unsuccessful party to any court or other
           ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11. Transaction Documents.  When used in this Agreement, the term
           ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12. Business Day.  When used in this Agreement, the term "Business Day"
           ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13. Termination.
           -----------

           (a) This Agreement may be terminated prior to the Closing as follows:

                    (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

                    (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

                    (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

                    (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

                    (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

                    (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

          (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                              EARTHWEB INC.

                              By:________________________
                                 Name:  Murray Hidary
                                 Title: Executive Vice President


                              SELLER:

                              ___________________________
                              Jeff Adkisson
                              ADDRESS: __________________
                                       __________________
                                       __________________

                                   EXHIBIT A

*** CONFIDENTIAL TREATMENT REQUESTED 6

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C

                                                                  EXECUTION COPY

                       OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this 13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Scott Hall ("Seller").

                               R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1.  Closing Date.  The closing (the "Closing") of the transactions
           ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2.  Purchase and Sale of Securities.  On the terms and subject to the
           -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3.  Method of Conveyance.
           --------------------

           (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

           (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4.  Purchase Price.
           --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

           (a) at the Closing, Buyer shall pay to Seller in cash, the product of
(i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

           (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price") during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
-------
having an aggregate value of $6,000,000 multiplied by the Seller Percentage, Buyer may pay Seller all or part of such amount in cash);

           (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

           (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED 7

           (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out

Amount; provided further, to the extent Target produces an Integrated Assessment Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUESTED 8

           (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $***, the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is $***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUESTED 9

           (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5.  Method of Payment.  Except as otherwise expressly provided herein,
           -----------------
all cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6.  Contingent Consideration and Post-Closing Consideration.
           -------------------------------------------------------

           (a) The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".

*** CONFIDENTIAL TREATMENT REQUESTED 10

           (b) ***

           (c) [RESERVED]

           (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7.  Conditions for Delivery of Contingent Consideration.
           ---------------------------------------------------

           (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

           (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

           (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

           (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

           (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying
     (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the consummation of the acquisition of such Acquired Business by (B) six (6).

           (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

           (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

     *** CONFIDENTIAL TREATMENT REQUESTED 11

           (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

     *** CONFIDENTIAL TREATMENT REQUESTED 12

           (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

     *** CONFIDENTIAL TREATMENT REQUESTED 13

           (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2002.

           (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

           (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

           (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

           (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8.  Withholding for Options.  Buyer and Seller agree that all
           -----------------------
withholding, if any, will be made with respect to the Securities.

                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     2.1.  Capital Stock.  Seller is the owner, beneficially and of record, of
           -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2.  Authorization; Consents; Enforceability.
           ---------------------------------------

           (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

           (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

           (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3.  Litigation.  There is no litigation, action, claim, proceeding or
           ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                   SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     3.1.  Requisite Power.  Buyer has all requisite corporate power to execute
           ---------------
and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2.  Authorization.  All action on the part of Buyer necessary for the
           -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3.  No Conflict.  The execution, delivery and performance of this
           -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4.  Governmental Consents, etc.  No consent, approval or authorization of
           ---------------------------
or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5.  Brokers or Finders.  Buyer has not incurred, and will not incur,
           ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6.  Organization and Qualification.  Buyer is a corporation duly
           ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7.  Validity of Shares to be Issued.  The issuance of the shares of
           -------------------------------
Buyer Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8.  No Brokers or Finders.  No Person is or will be entitled to receive
           ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9.  Reports.  Buyer has made available to Seller true and complete copies
           -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10. Effectiveness of Registration of Buyer Stock.  All of the registered
           --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.  Conditions to Obligation of Buyer.  The obligation of Buyer to
           ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

           (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

           (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

           (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

           (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

           (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

           (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

           (g) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

           (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

               Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2.  Conditions to Obligations of Seller.  The obligations of Seller to
           -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

           (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

           (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

           (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

           (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

           (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

               Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3.  Seller Deliveries.  Simultaneously with the Closing of the
           -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

           (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

           (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

           (c) the Employment Agreement between Seller and Buyer in substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

           (d) the other Transaction Documents.

     4.4.  Buyer Deliveries. Simultaneously with the Closing of the transactions
           ----------------
contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

           (a) the Employment Agreement;

           (b) the Closing Date Cash Payment; and

           (c) the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1.  Covenants Pending Closing.
           -------------------------

           (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

           (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2.  Post-Closing Covenants.
           ----------------------

           (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

           (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

           (c) Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

           (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1.  Governing Law.  This Agreement shall be governed in all respects by
           -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2.  Survival.  The representations and warranties made herein shall
           --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3.  Successors and Assigns.  Except as otherwise provided herein, the
           ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4.  Notices.  Any notices authorized to be given hereunder shall be in
           -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:


          EarthWeb Inc.
          Three Park Avenue, 38th Floor
          New York, NY 10016
          Facsimile: (212) 725-6559
          Attention: Jack D. Hidary, President

          and a copy to:


          John Hempill, Esq.
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY 10104-0185
          Facsimile: (212) 468-7900

          If to Seller:


          At the address set forth under Seller's name and signature on the signature page hereto.

          and a copy to:

          Brian T. Casey, Esq.

          Morris, Manning & Martin, LLP
          1600 Atlanta Financial Center
          Atlanta, Georgia 30326
          Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5.  Waiver; Amendments.  This Agreement and the Transaction Documents,
           ------------------
(i) set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6.  Counterparts.  This Agreement may be signed in several counterparts.
           ------------

     6.7.  Expenses.  Each party shall bear its own expenses incurred with
           --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.  Arbitration.
           -----------

           (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

           (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.  Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
           ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10. Attorneys' Fees.  The unsuccessful party to any court or other
           ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11. Transaction Documents.  When used in this Agreement, the term
           ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12. Business Day.  When used in this Agreement, the term "Business Day"
           ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13. Termination.
           -----------

           (a) This Agreement may be terminated prior to the Closing as follows:

                 (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

                 (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

                 (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

                 (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

                 (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

                 (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

           (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                                        EARTHWEB INC.

                                        By:__________________________________
                                           Name:  Murray Hidary
                                           Title:  Executive Vice President


                                        SELLER:

                                        _____________________________________
                                        Scott Hall
                                        ADDRESS:  ___________________________
                                                  ___________________________
                                                  ___________________________

                                   EXHIBIT A


*** CONFIDENTIAL TREATMENT REQUESTED 14

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C

                                                                  EXECUTION COPY


                       OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this
13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Kenneth B. Williams ("Seller").

                               R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1.    Closing Date.  The closing (the "Closing") of the transactions
             ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2.    Purchase and Sale of Securities.  On the terms and subject to the
             -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3.    Method of Conveyance.
             --------------------

             (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

             (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4.  Purchase Price.
           --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

           (a) at the Closing, Buyer shall pay to Seller in cash, the product of
(i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

           (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price") during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
-------
having an aggregate value of $6,000,000 multiplied by the Seller Percentage, Buyer may pay Seller all or part of such amount in cash);

           (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

           (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED 15

           (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out

Amount; provided further, to the extent Target produces an Integrated Assessment Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUESTED 16

           (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is $***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUESTED 17

           (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5.  Method of Payment.  Except as otherwise expressly provided herein,
           -----------------
all cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6.  Contingent Consideration and Post-Closing Consideration.
           -------------------------------------------------------

           (a) The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".

*** CONFIDENTIAL TREATMENT REQUESTED 18

             (b) ***

             (c) [RESERVED]

             (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7.    Conditions for Delivery of Contingent Consideration.
             ---------------------------------------------------

             (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

             (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

             (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

             (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

             (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the consummation of the acquisition of such Acquired Business by (B) six (6).

             (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

             (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

     *** CONFIDENTIAL TREATMENT REQUESTED 19

             (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

     *** CONFIDENTIAL TREATMENT REQUESTED 20

             (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

     *** CONFIDENTIAL TREATMENT REQUESTED 21

             (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2002.

             (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

             (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

             (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

             (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8.    Withholding for Options.  Buyer and Seller agree that all
             -----------------------
withholding, if any, will be made with respect to the Securities.

                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     2.1.    Capital Stock.  Seller is the owner, beneficially and of record, of
             -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2.    Authorization; Consents; Enforceability.
             ---------------------------------------

             (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

             (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

             (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3.    Litigation.  There is no litigation, action, claim, proceeding or
             ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                   SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     3.1.    Requisite Power.  Buyer has all requisite corporate power to
             ---------------
execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2.    Authorization.  All action on the part of Buyer necessary for the
             -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3.    No Conflict.  The execution, delivery and performance of this
             -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4.    Governmental Consents, etc.  No consent, approval or authorization
             ---------------------------
of or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5.    Brokers or Finders.  Buyer has not incurred, and will not incur,
             ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6.    Organization and Qualification.  Buyer is a corporation duly
             ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7.    Validity of Shares to be Issued.  The issuance of the shares of
             -------------------------------
Buyer Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8.    No Brokers or Finders.  No Person is or will be entitled to receive
             ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9.    Reports.  Buyer has made available to Seller true and complete
             -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10.  Effectiveness of Registration of Buyer Stock.  All of the registered
            --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.    Conditions to Obligation of Buyer.  The obligation of Buyer to
             ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

             (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

             (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

             (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

             (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

             (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

             (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

             (g) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

             (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

                 Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2.    Conditions to Obligations of Seller.  The obligations of Seller to
             -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

             (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

             (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

             (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

             (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

             (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

                 Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3.    Seller Deliveries.  Simultaneously with the Closing of the
             -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

             (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

             (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

             (c) the Employment Agreement between Seller and Buyer in substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

             (d) the other Transaction Documents.

     4.4.    Buyer Deliveries.  Simultaneously with the Closing of the
             ----------------
transactions contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

             (a) the Employment Agreement;

             (b) the Closing Date Cash Payment; and

             (c) the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1.    Covenants Pending Closing.
             -------------------------

             (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

             (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2.    Post-Closing Covenants.
             ----------------------

             (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

             (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

             (c) Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

             (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1.    Governing Law.  This Agreement shall be governed in all respects by
             -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2.    Survival.  The representations and warranties made herein shall
             --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3.    Successors and Assigns.  Except as otherwise provided herein, the
             ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4.    Notices.  Any notices authorized to be given hereunder shall be in
             -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

             If to Buyer:


             EarthWeb Inc.
             Three Park Avenue, 38th Floor
             New York, NY 10016
             Facsimile:  (212) 725-6559
             Attention:  Jack D. Hidary, President

             and a copy to:


             John Hempill, Esq.
             Morrison & Foerster LLP
             1290 Avenue of the Americas
             New York, NY  10104-0185
             Facsimile: (212) 468-7900

             If to Seller:


             At the address set forth under Seller's name and signature on the signature page hereto.

             and a copy to:

             Brian T. Casey, Esq.
             Morris, Manning & Martin, LLP
             1600 Atlanta Financial Center
             Atlanta, Georgia 30326
             Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5.    Waiver; Amendments.  This Agreement and the Transaction Documents,
             ------------------
(i) set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6.    Counterparts.  This Agreement may be signed in several
             ------------
counterparts.

     6.7.    Expenses.  Each party shall bear its own expenses incurred with
             --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.    Arbitration.
             -----------

             (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

             (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.    Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
             ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10.   Attorneys' Fees.  The unsuccessful party to any court or other
             ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11.   Transaction Documents.  When used in this Agreement, the term
             ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12.   Business Day.  When used in this Agreement, the term "Business Day"
             ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13.   Termination.
             -----------

             (a) This Agreement may be terminated prior to the Closing as follows:

                    (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

                    (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

                    (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

                    (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

                    (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

                    (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

          (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                                   EARTHWEB INC.

                                   By: ________________________________
                                       Name:  Murray Hidary
                                       Title: Executive Vice President


                                   SELLER:

                                   ____________________________________
                                   Kenneth B. Williams
                                   ADDRESS: ___________________________
                                            ___________________________
                                            ___________________________

                                   EXHIBIT A

*** CONFIDENTIAL TREATMENT REQUESTED 22

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C

                                                                  EXECUTION COPY

                       OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this 13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Chad Dorn ("Seller").

                               R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1. Closing Date.  The closing (the "Closing") of the transactions
          ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2. Purchase and Sale of Securities.  On the terms and subject to the
          -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3. Method of Conveyance.
          --------------------

          (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

          (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4. Purchase Price.
          --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

          (a)  at the Closing, Buyer shall pay to Seller in cash, the product of
(i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

          (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price") during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
-------
having an aggregate value of $6,000,000 multiplied by the Seller Percentage, Buyer may pay Seller all or part of such amount in cash);

          (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

          (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED

          (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $3,700,000 (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out

Amount; provided further, to the extent Target produces an Integrated Assessment Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUESTED 32

          (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUESTED 33

          (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5. Method of Payment.  Except as otherwise expressly provided herein, all
          -----------------
cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6. Contingent Consideration and Post-Closing Consideration.
          -------------------------------------------------------

          (a)  The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".

*** CONFIDENTIAL TREATMENT REQUESTED 34

          (b)  ***

          (c)  [RESERVED]

          (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7. Conditions for Delivery of Contingent Consideration.
          ---------------------------------------------------

          (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

          (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

          (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

          (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

          (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the consummation of the acquisition of such Acquired Business by (B) six (6).

          (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

          (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

     *** CONFIDENTIAL TREATMENT REQUESTED 35

          (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

     *** CONFIDENTIAL TREATMENT REQUESTED 36

          (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

     *** CONFIDENTIAL TREATMENT REQUESTED 37

          (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2002.

          (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

          (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

          (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

          (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8. Withholding for Options.  Buyer and Seller agree that all withholding,
          -----------------------
if any, will be made with respect to the Securities.

                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     2.1. Capital Stock.  Seller is the owner, beneficially and of record, of
          -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2. Authorization; Consents; Enforceability.
          ---------------------------------------

          (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

          (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3. Litigation.  There is no litigation, action, claim, proceeding or
          ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                   SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     3.1. Requisite Power.  Buyer has all requisite corporate power to execute
          ---------------
and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2. Authorization.  All action on the part of Buyer necessary for the
          -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3. No Conflict.  The execution, delivery and performance of this
          -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4. Governmental Consents, etc.  No consent, approval or authorization of
          ---------------------------
or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5. Brokers or Finders.  Buyer has not incurred, and will not incur,
          ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6. Organization and Qualification.  Buyer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7. Validity of Shares to be Issued.  The issuance of the shares of Buyer
          -------------------------------
Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8. No Brokers or Finders.  No Person is or will be entitled to receive
          ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9. Reports.  Buyer has made available to Seller true and complete copies
          -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10. Effectiveness of Registration of Buyer Stock.  All of the registered
           --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.  Conditions to Obligation of Buyer.  The obligation of Buyer to
           ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

           (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

           (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

           (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

           (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

           (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

           (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

          (g) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

                    Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2. Conditions to Obligations of Seller.  The obligations of Seller to
          -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

          (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

          (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

          (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

                    Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3. Seller Deliveries.  Simultaneously with the Closing of the
          -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

          (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

          (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

          (c) the Employment Agreement between Seller and Buyer in substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

          (d)  the other Transaction Documents.

     4.4. Buyer Deliveries.  Simultaneously with the Closing of the transactions
          ----------------
contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

          (a)  the Employment Agreement;

          (b)  the Closing Date Cash Payment; and

          (c)  the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1. Covenants Pending Closing.
          -------------------------

          (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

          (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2. Post-Closing Covenants.
          ----------------------

          (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

          (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

          (c) Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

          (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1. Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2. Survival.  The representations and warranties made herein shall
          --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3. Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4. Notices.  Any notices authorized to be given hereunder shall be in
          -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:

          EarthWeb Inc.
          Three Park Avenue, 38th Floor
          New York, NY 10016
          Facsimile: (212) 725-6559
          Attention: Jack D. Hidary, President

          and a copy to:

          John Hempill, Esq.
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY  10104-0185
          Facsimile: (212) 468-7900

          If to Seller:

          At the address set forth under Seller's name and signature on the signature page hereto.

          and a copy to:

          Brian T. Casey, Esq.
          Morris, Manning & Martin, LLP
          1600 Atlanta Financial Center
          Atlanta, Georgia 30326
          Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5. Waiver; Amendments.  This Agreement and the Transaction Documents, (i)
          ------------------
set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6. Counterparts.  This Agreement may be signed in several counterparts.
          ------------

     6.7. Expenses.  Each party shall bear its own expenses incurred with
          --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.  Arbitration.
           -----------

           (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

           (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.  Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
           ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10. Attorneys' Fees.  The unsuccessful party to any court or other
           ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11. Transaction Documents.  When used in this Agreement, the term
           ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12. Business Day.  When used in this Agreement, the term "Business Day"
           ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13. Termination.
           -----------

           (a) This Agreement may be terminated prior to the Closing as follows:

                    (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

                    (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

                    (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

                    (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

                    (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

                    (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

          (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                              EARTHWEB INC.

                              By:_____________________________________
                                 Name:  Murray Hidary
                                 Title: Executive Vice President


                              SELLER:

                              ________________________________________
                              Chad Dorn
                              ADDRESS: _______________________________
                                       _______________________________
                                       _______________________________

                                   EXHIBIT A

*** CONFIDENTIAL TREATMENT REQUESTED 38

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C

                                                                  EXECUTION COPY

                       OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this 13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Deanne Brown ("Seller").

                               R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1. Closing Date.  The closing (the "Closing") of the transactions
          ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2. Purchase and Sale of Securities.  On the terms and subject to the
          -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3. Method of Conveyance.
          --------------------

          (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

          (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4. Purchase Price.
          --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

          (a)  at the Closing, Buyer shall pay to Seller in cash, the product of
(i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

          (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price") during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
-------
having an aggregate value of $6,000,000 multiplied by the Seller Percentage, Buyer may pay Seller all or part of such amount in cash);

          (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

          (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED 39

          (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out

Amount; provided further, to the extent Target produces an Integrated Assessment Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUESTED 40

          (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUESTED 41

          (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5. Method of Payment.  Except as otherwise expressly provided herein, all
          -----------------
cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6. Contingent Consideration and Post-Closing Consideration.
          -------------------------------------------------------

          (a)  The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".

*** CONFIDENTIAL TREATMENT REQUESTED 42

          (b)  ***

          (c)  [RESERVED]

          (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7. Conditions for Delivery of Contingent Consideration.
          ---------------------------------------------------

          (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

          (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

          (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

          (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

          (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the consummation of the acquisition of such Acquired Business by (B) six (6).

          (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

          (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

     *** CONFIDENTIAL TREATMENT REQUESTED 43

          (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

     *** CONFIDENTIAL TREATMENT REQUESTED 44

          (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

     *** CONFIDENTIAL TREATMENT REQUESTED 45

          (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2002.

          (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

          (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

          (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

          (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8. Withholding for Options.  Buyer and Seller agree that all withholding,
          -----------------------
if any, will be made with respect to the Securities.

                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     2.1. Capital Stock.  Seller is the owner, beneficially and of record, of
          -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2. Authorization; Consents; Enforceability.
          ---------------------------------------

          (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

          (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3. Litigation.  There is no litigation, action, claim, proceeding or
          ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                   SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     3.1. Requisite Power.  Buyer has all requisite corporate power to execute
          ---------------
and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2. Authorization.  All action on the part of Buyer necessary for the
          -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3. No Conflict.  The execution, delivery and performance of this
          -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4. Governmental Consents, etc.  No consent, approval or authorization of
          --------------------------
or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5. Brokers or Finders.  Buyer has not incurred, and will not incur,
          ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6. Organization and Qualification.  Buyer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7. Validity of Shares to be Issued.  The issuance of the shares of Buyer
          -------------------------------
Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8. No Brokers or Finders.  No Person is or will be entitled to receive
          ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9. Reports.  Buyer has made available to Seller true and complete copies
          -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10. Effectiveness of Registration of Buyer Stock.  All of the registered
           --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.  Conditions to Obligation of Buyer.  The obligation of Buyer to
           ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

           (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

           (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

           (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

           (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

           (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

           (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

          (g) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

                    Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2. Conditions to Obligations of Seller.  The obligations of Seller to
          -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

          (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

          (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

          (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

                    Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3. Seller Deliveries. Simultaneously with the Closing of the
          -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

          (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

          (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

          (c) the Employment Agreement between Seller and Buyer in substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

          (d)  the other Transaction Documents.

     4.4. Buyer Deliveries.  Simultaneously with the Closing of the transactions
          ----------------
contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

          (a)  the Employment Agreement;

          (b)  the Closing Date Cash Payment; and

          (c)  the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1. Covenants Pending Closing.
          -------------------------

          (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

          (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2. Post-Closing Covenants.
          ----------------------

          (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

          (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

          (c) Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

          (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1. Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2. Survival.  The representations and warranties made herein shall
          --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3. Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4. Notices.  Any notices authorized to be given hereunder shall be in
          -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:

          EarthWeb Inc.
          Three Park Avenue, 38th Floor
          New York, NY 10016
          Facsimile: (212) 725-6559
          Attention: Jack D. Hidary, President

          and a copy to:

          John Hempill, Esq.
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY 10104-0185
          Facsimile: (212) 468-7900

          If to Seller:

          At the address set forth under Seller's name and signature on the signature page hereto.

          and a copy to:

          Brian T. Casey, Esq.
          Morris, Manning & Martin, LLP
          1600 Atlanta Financial Center
          Atlanta, Georgia 30326
          Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5. Waiver; Amendments.  This Agreement and the Transaction Documents, (i)
          ------------------
set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6. Counterparts.  This Agreement may be signed in several counterparts.
          ------------

     6.7. Expenses.  Each party shall bear its own expenses incurred with
          --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.  Arbitration.
           -----------

           (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

           (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.  Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
           ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10. Attorneys' Fees.  The unsuccessful party to any court or other
           ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11. Transaction Documents.  When used in this Agreement, the term
           ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12. Business Day.  When used in this Agreement, the term "Business Day"
           ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13. Termination.
           -----------

           (a) This Agreement may be terminated prior to the Closing as follows:

                    (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

                    (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

                    (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

                    (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

                    (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

                    (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

          (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                              EARTHWEB INC.

                              By:_________________________________
                                 Name:  Murray Hidary
                                 Title: Executive Vice President


                              SELLER:

                              ____________________________________
                              Deanne Brown
                              ADDRESS: ___________________________
                                       ___________________________
                                       ___________________________

                                   EXHIBIT A

*** CONFIDENTIAL TREATMENT REQUESTED 46

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C

                                                                  EXECUTION COPY
                        OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this 13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Jack Freemen ("Seller").

                                R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1.   Closing Date.  The closing (the "Closing") of the transactions
            ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2.   Purchase and Sale of Securities.  On the terms and subject to the
            -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3.   Method of Conveyance.
            --------------------

            (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

            (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4.   Purchase Price.
            --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

            (a) at the Closing, Buyer shall pay to Seller in cash, the product of (i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

            (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price")during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
-------
having an aggregate value of $6,000,000 multiplied by the Seller Percentage, Buyer may pay Seller all or part of such amount in cash);

            (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

            (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the *** Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED 47

            (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out

Amount; provided further, to the extent Target produces an Integrated Assessment Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUESTED 48

            (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUESTED 49

            (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5.   Method of Payment. Except as otherwise expressly provided herein,
            -----------------
all cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6.   Contingent Consideration and Post-Closing Consideration.
            -------------------------------------------------------

            (a) The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".

*** CONFIDENTIAL TREATMENT REQUESTED 50

            (b) ***

            (c) [RESERVED]

            (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7.   Conditions for Delivery of Contingent Consideration.
            ---------------------------------------------------

            (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

            (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

            (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

            (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

            (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying
     (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the consummation of the acquisition of such Acquired Business by (B) six (6).

           (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

           (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

     *** CONFIDENTIAL TREATMENT REQUESTED 51

           (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

     *** CONFIDENTIAL TREATMENT REQUESTED 52

           (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

     *** CONFIDENTIAL TREATMENT REQUESTED 53

           (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2002.

           (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

           (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

           (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

           (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8.  Withholding for Options.  Buyer and Seller agree that all
           -----------------------
withholding, if any, will be made with respect to the Securities.

                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

      2.1.  Capital Stock.  Seller is the owner, beneficially and of record, of
            -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2.   Authorization; Consents; Enforceability.
            ---------------------------------------

           (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

            (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3.   Litigation.  There is no litigation, action, claim, proceeding or
            ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                  SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     3.1.   Requisite Power.  Buyer has all requisite corporate power to execute
            ---------------
and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2.   Authorization.  All action on the part of Buyer necessary for the
            -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3.   No Conflict.  The execution, delivery and performance of this
            -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4.   Governmental Consents, etc. No consent, approval or authorization of
            --------------------------
or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5.   Brokers or Finders.  Buyer has not incurred, and will not incur,
            ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6.   Organization and Qualification.  Buyer is a corporation duly
            ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7.   Validity of Shares to be Issued.  The issuance of the shares of
            -------------------------------
Buyer Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8.   No Brokers or Finders.  No Person is or will be entitled to receive
            ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9.   Reports. Buyer has made available to Seller true and complete copies
            -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10.  Effectiveness of Registration of Buyer Stock.  All of the registered
            --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.   Conditions to Obligation of Buyer.  The obligation of Buyer to
            ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

            (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

            (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

            (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

            (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

            (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

            (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

            (g) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

            (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

               Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2.   Conditions to Obligations of Seller.  The obligations of Seller to
            -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

            (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

            (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

            (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

            (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

            (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

                 Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3.   Seller Deliveries.  Simultaneously with the Closing of the
            -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

            (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

            (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

            (c) the Employment Agreement between Seller and Buyer in substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

            (d) the other Transaction Documents.

     4.4. Buyer Deliveries. Simultaneously with the Closing of the transactions contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

            (a)    the Employment Agreement;

            (b) the Closing Date Cash Payment; and

            (c) the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1.    Covenants Pending Closing.
             -------------------------

            (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

            (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2.   Post-Closing Covenants.
            ----------------------

            (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

            (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

            (c) Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

            (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1.   Governing Law.  This Agreement shall be governed in all respects by
            -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2.   Survival.  The representations and warranties made herein shall
            --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3.   Successors and Assigns.  Except as otherwise provided herein, the
            ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4.   Notices.  Any notices authorized to be given hereunder shall be in
            -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:


          EarthWeb Inc.
          Three Park Avenue, 38th Floor
          New York, NY 10016
          Facsimile: (212) 725-6559
          Attention: Jack D. Hidary, President

          and a copy to:


          John Hempill, Esq.
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY  10104-0185
          Facsimile: (212) 468-7900

          If to Seller:


          At the address set forth under Seller's name and signature on the signature page hereto.

          and a copy to:

          Brian T. Casey, Esq.
          Morris, Manning & Martin, LLP
          1600 Atlanta Financial Center
          Atlanta, Georgia 30326
          Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5.   Waiver; Amendments. This Agreement and the Transaction Documents,
            ------------------
(i) set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6.   Counterparts.  This Agreement may be signed in several counterparts.
            ------------

     6.7.   Expenses.  Each party shall bear its own expenses incurred with
            --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.   Arbitration.
            -----------

            (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

            (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.   Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
            ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10.  Attorneys' Fees.  The unsuccessful party to any court or other
            ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11.  Transaction Documents.  When used in this Agreement, the term
            ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12.  Business Day.  When used in this Agreement, the term "Business Day"
            ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13.  Termination.
            -----------

            (a) This Agreement may be terminated prior to the Closing as follows:

               (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

               (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

               (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

               (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

               (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

               (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

            (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                       EARTHWEB INC.

                       By:______________________________
                          Name:   Murray Hidary
                          Title:  Executive Vice President


                       SELLER:

                       ___________________________
                       Jack Freeman
                       ADDRESS: __________________
                                __________________
                                __________________

                                   EXHIBIT A

*** CONFIDENTIAL TREATMENT REQUESTED 54

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C

                                                                  EXECUTION COPY

                       OPTION HOLDER PURCHASE AGREEMENT

     This Option Holder Purchase Agreement (this "Agreement") is made this 13th day of January, 2000, by and between EarthWeb Inc., a Delaware corporation ("Buyer"), and Melissa Stover ("Seller").

                               R E C I T A L S:

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, assign and transfer to Buyer all of the capital stock in Measure Up, Inc. ("Target") which Seller owns (which amount of shares is set forth on Exhibit A to this Agreement) or in which Seller has an interest (through options or otherwise), all on the terms and subject to the conditions hereinafter set forth as part of that certain Securities Purchase Agreement dated January 13, 2000, by and between Buyer, Target, Kevin R. Brice and Robert M. M. Holtackers (the "Purchase Agreement"). All of the securities or interests in securities of Target, which are to be purchased by Buyer pursuant to this Agreement, are collectively referred to hereinafter as the "Securities."

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, agreements, representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   SECTION 1

                                    Closing

     1.1. Closing Date.  The closing (the "Closing") of the transactions
          ------------
contemplated hereby shall be held at the offices of counsel to Buyer, Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104-0050 and shall take place no later than sixty (60) days from the date of this Agreement (the "Termination Date") or such other date and place as may be mutually agreed upon by the parties (the "Closing Date").

     1.2. Purchase and Sale of Securities.  On the terms and subject to the
          -------------------------------
conditions herein set forth, Buyer shall purchase from Seller all of the Securities, as of the Closing Date.

     1.3. Method of Conveyance.
          --------------------

          (a) The sale, transfer, conveyance, assignment and delivery by Seller of the Securities to Buyer shall be effected on the Closing Date by the delivery of the Securities and execution of customary stock powers, duly guaranteed, and other appropriate documents by Seller, as appropriate (collectively, the "Instruments of Conveyance"), to Buyer.

          (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by Seller to Buyer pursuant to this Agreement and the

Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     1.4. Purchase Price.
          --------------

     The aggregate purchase price for the Securities (the "Purchase Price") is up to a dollar amount determined by multiplying Twenty Five Million Dollars ($25,000,000) by the percentage ownership by Seller of the Target on a fully diluted basis (as set forth in Exhibit A hereto; the percentage ownership by Seller of the Target on a fully diluted basis is referred to herein as the "Seller Percentage"):

          (a)  at the Closing, Buyer shall pay to Seller in cash, the product of
(i) Four Million Dollars ($4,000,000) multiplied by (ii) the Seller Percentage (the "Closing Date Cash Payment");

          (b) at the Closing, Buyer shall deliver to Seller the Seller Percentage of registered shares of Buyer's common stock, $.01 par value ("Buyer Common Stock"), having an aggregate value of Six Million Dollars ($6,000,000) (the "Closing Date Block of Buyer Common Stock") multiplied by the Seller Percentage, such number of shares to be determined by taking the average of the closing prices of Buyer Common Stock on the Nasdaq National Market (the "Average Price") during the five (5) trading days immediately preceding the Closing Date and dividing such Average Price into $6,000,000 (the "Closing Price") (provided,
                                                                       --------
however, that instead of delivering to Seller shares of Buyer Common Stock
-------
having an aggregate value of $6,000,000 multiplied by the Seller Percentage, Buyer may pay Seller all or part of such amount in cash);

          (c) upon the three-month anniversary of the Closing Date (the "Three-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

          (d) upon the six-month anniversary of the Closing Date (the "Six-Month Anniversary Date"), Buyer shall pay to Seller in cash, the product of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) multiplied by (ii) the Seller Percentage;

*** CONFIDENTIAL TREATMENT REQUESTED 55

          (e) if the Year One Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the one-year anniversary of the Closing Date (the "One-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year One Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount, but to be paid in the same manner as the Year One Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year One Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year One Earn-out Amount plus an amount equal to the product of (i) 75% of the Year One Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds $*** and the denominator of which is ***; in any case, to be paid in the same manner as the Year One Earn-out

Amount; provided further, to the extent Target produces an Integrated Assessment Product (as defined herein) (i) on or prior to June 30, 2000, the Seller shall be entitled to receive the entire amount of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (ii) after June 30, 2000 but on or prior to September 1, 2000, then Seller shall be entitled to receive only 85% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph, (iii) after September 1, 2000, then Seller shall be entitled to receive only 80% of the Year One Earn-out Amount it is entitled to receive under the terms of this paragraph;

*** CONFIDENTIAL TREATMENT REQUEST 56

          (f) if the Year Two Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the two-year anniversary of the Closing Date (the "Two-Year Anniversary Date") Buyer shall pay to Seller, in cash, an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Two Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount, but to be paid in the same manner as the Year Two Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Two Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Two Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Two Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds *** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Two Earn-out Amount; and

*** CONFIDENTIAL TREATMENT REQUEST 57

          (g) if the Year Three Earn-out Threshold (as defined in Section 1.7) has been achieved, then upon the three-year anniversary of the Closing Date (the "Three-Year Anniversary Date") Buyer shall pay to Seller, in cash, the an amount equal to the product of (i) the Seller Percentage and (ii) $*** (such product, the "Year Three Earn-out Amount"). Notwithstanding the foregoing, if only $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount, but to be paid in the same manner as the Year Three Earn-out Amount; provided further, to the extent that between $*** and $*** of the Year Three Earn-out Threshold has been achieved, then Seller shall receive 25% of the Year Three Earn-out Amount plus an amount equal to the product of (i) 75% of the Year Three Earn-out Amount and (ii) a fraction the numerator of which is the amount by which Invoiced Revenues (as defined herein) exceeds *** and the denominator of which is ***; in any case, to be paid in the same manner as the Year Three Earn-out Amount.

     1.5. Method of Payment.  Except as otherwise expressly provided herein, all
          -----------------
cash payments from one party to another under this Agreement shall be made by check or wire transfer in United States dollars to an address designated in writing by the party to receive such payment. To the extent that any payment of cash is scheduled to be made on an anniversary date of the Closing Date which is not a Business Day (as defined in Section 6.12), then such payment or delivery will be made on the Business Day immediately following such anniversary date.

     1.6. Contingent Consideration and Post-Closing Consideration.
          -------------------------------------------------------

          (a)  The consideration described in clauses 1.4(c), (d), (e), (f) and
(g) shall collectively be referred to herein as the "Post-Closing Consideration" and the consideration described in clauses 1.4(e), (f) and (g) shall collectively be referred to herein as the "Contingent Consideration".

*** CONFIDENTIAL TREATMENT REQUESTED 58

          (b) ***

          (c)  [RESERVED]

          (d) To the extent required by applicable Tax laws, the Post-Closing Consideration shall be treated as interest (or original issue discount) for Tax purposes. For purposes of this Agreement, "Tax" or "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, property, franchise, profits, withholding, social security (or similar), sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, imposed by any United States federal, state or local taxing Authority, or any foreign taxing Authority.

     1.7. Conditions for Delivery of Contingent Consideration.
          ---------------------------------------------------

          (a) For the purpose of computing the Contingent Consideration, Buyer may be obligated to pay Seller:

          (i) "Organic Business" shall refer to the business of the Target as conducted as of the date hereof and other related web-based business or certification and assessment business.

          (ii) "Acquired Business" shall refer to any of Buyer's acquisitions completed after the Closing Date of businesses substantially similar to the Organic Business or assets of a business substantially similar to the Organic Business; provided, however, this shall not include any revenues generated by All Rossi, Inc. d/b/a CCPrep ("CCPrep") either on or via its website or other on-line activities.

          (iii) "Organic Revenues" shall mean the Target's revenues from the conduct of the Organic Business as reflected in the September 1999 Financial Statements plus revenues generated by CCPrep either on or via its website or other on-line activities excluding revenues derived from any on-line banner advertising.

          (iv) "Acquired Revenues" shall mean any amount of revenue directly attributable to an Acquired Business for a given fiscal year in excess of an amount of revenue for such Acquired Business determined by multiplying (A) the revenues for such Acquired Business for the two (2) full calendar months immediately preceding the consummation of the acquisition of such Acquired Business by (B) six (6).

          (v) "GAAP Revenue Recognition Period" shall mean the period of time over which revenue is recognized in accordance with GAAP. This period is currently nine months and, notwithstanding any changes to the duration of such period in accordance with GAAP after the date hereof, the calculation of the Contingent Consideration hereunder shall not be affected by such changes.

          (vi) "Invoiced Revenue" shall mean Organic Revenue not adjusted for revenue recognized for the GAAP Revenue Period plus Acquired Revenues, but net of returns of product, as well as allowances and write-offs of uncollectible receivables (other than uncollectible receivables written off in the ordinary course of business). Invoiced Revenue shall not be adjusted for the GAAP Revenue Recognition Period.

*** CONFIDENTIAL TREATMENT REQUESTED 59

          (vii) "Year One Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2000.

*** CONFIDENTIAL TREATMENT REQUESTED 60

          (viii) "Year Two Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2001.

*** CONFIDENTIAL TREATMENT REQUESTED 61

          (ix) "Year Three Earn-out Threshold" shall refer to *** Dollars ($***) of Invoiced Revenue for fiscal year ended December 31, 2002.

          (x) "Integrated Assessment Product" shall refer to the successful development and implementation of an integrated assessment product by Kevin Brice in cooperation with EW Career Solutions, Inc. ("EW"), a subsidiary of Buyer that operates the Dice.com business, utilizing adaptive learning technologies to assess the skill level of the test taker and which shall be integrated into the EW system. The subject areas for which this product shall be developed are identified on Exhibit C hereto.

          (b) Each payment of Contingent Consideration required to be paid pursuant to the terms of this Agreement shall be paid by Buyer to the Seller as promptly as practicable following the first business day of April following the applicable measurement period for the Invoiced Revenues (which shall be not later than the fifth business day of April).

          (c) In the event that Buyer sells all or substantially all of the Organic Business, then Buyer shall ensure that all of its obligations hereunder with respect to the payment of Contingent Consideration shall be assumed in all material respects to the acquiror of such Organic Business.

          (d) Buyer shall operate the Organic Business from and after the Closing Date in the ordinary course of business.

     1.8. Withholding for Options.  Buyer and Seller agree that all withholding,
          -----------------------
if any, will be made with respect to the Securities.

                                   SECTION 2

              Individual Representations and Warranties of Seller

     Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     2.1. Capital Stock.  Seller is the owner, beneficially and of record, of
          -------------
the Securities set forth opposite such person's name on Exhibit A hereto. The Securities will not be subject to any liens or restrictions on transfer, other than restrictions imposed by applicable securities laws and, upon the transfer of the Securities to Buyer, Buyer will obtain good and marketable title to the Securities, free and clear of all liens, claims and encumbrances of any kind.
At the Closing Date, other than the affirmative obligation of Seller to exercise its options and convert them into shares of capital stock of Target, there will be no authorized or outstanding option, subscription, warrant, call, right, commitment or other agreement obligating Seller to issue or transfer any of its Securities. Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the Securities.

     2.2. Authorization; Consents; Enforceability.
          ---------------------------------------

          (a) This Agreement and the Transaction Documents to which Seller is a party or a signatory, have been duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          (b) No Consent is required to be obtained by Seller from, and no notice or filing is required to be given by, Seller to or made by Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by Seller of this Agreement.

          (c) The execution and delivery by Seller of this Agreement and the Transaction Documents to which it is a party do not, and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate or conflict with, or result (with the giving of notice or lapse of time or both) in a violation of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, agreement or other instrument or obligation to which Seller is a party or by which any of its assets may be bound, except for such violations or defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets.

     2.3. Litigation.  There is no litigation, action, claim, proceeding or
          ----------
governmental investigation pending or, to the knowledge of Seller, threatened against Seller which may affect Seller's ability to perform his obligations under this Agreement.

                                   SECTION 3

                    Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     3.1. Requisite Power.  Buyer has all requisite corporate power to execute
          ---------------
and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the Transaction Documents to which it is a party.

     3.2. Authorization.  All action on the part of Buyer necessary for the
          -------------
authorization, execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party has been taken and remains in full force and effect. This Agreement constitutes, and the Transaction Documents to which Buyer is a party will each constitute, the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.3. No Conflict.  The execution, delivery and performance of this
          -----------
Agreement and any of the Transaction Documents to which it is a party by Buyer have not resulted and will not result in, nor will consummation of the transactions contemplated hereby or thereby result in, any violation of, or conflict with, or constitute a default under, any of its charter documents, or result in any material violation of, or conflict with, or constitute a default under, any of its material agreements; and there exists no such violation or default that does or could materially and adversely affect the ability of Buyer to consummate its obligations hereunder.

     3.4. Governmental Consents, etc.  No consent, approval or authorization of
          --------------------------
or designation, declaration, or filing with any Authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby or thereby.

     3.5. Brokers or Finders.  Buyer has not incurred, and will not incur,
          ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.6. Organization and Qualification.  Buyer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted and is qualified to do business in each jurisdiction where such qualification is required except where the failure to be so qualified would not have a material adverse effect.

     3.7. Validity of Shares to be Issued.  The issuance of the shares of
          -------------------------------
Buyer Common Stock to Seller under this Agreement has been duly authorized by all necessary corporate action, and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and issued free of pre-emptive rights.

     3.8. No Brokers or Finders.  No Person is or will be entitled to receive
          ---------------------
from Seller any brokers', finders' or similar fee or commission in connection with the transaction contemplated by Agreement on account of services rendered to Buyer.

     3.9. Reports.  Buyer has made available to Seller true and complete copies
          -------
of the Shelf Registration Statement (as defined below) and any other reports or registration statements filed by Buyer with the Securities Exchange Commission ("Commission") since November 1999, except for preliminary material, which are all the documents that Buyer was required to file with the Commission since that date (collectively, the "Buyer SEC Reports"). As of their respective dates, the Buyer SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to the Buyer SEC Reports. As of their respective dates, the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.10. Effectiveness of Registration of Buyer Stock.  All of the registered
           --------------------------------------------
Buyer Stock contemplated to by issued by Buyer pursuant to Section 1.5 of this Agreement has been duly registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the registration statement filed November 22, 1999 of Buyer on Form S-4 under the Securities Act pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Shelf Registration Statement became effective on December 14, 1999 and remains effective as of the date hereof.

                                   SECTION 4

                                    Closing

     4.1.  Conditions to Obligation of Buyer.  The obligation of Buyer to
           ---------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions;

           (a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

           (b) Seller shall have provided evidence reasonably satisfactory to Buyer's counsel that prior to the Closing Date, Seller has exercised all of its outstanding options of Target and converted such options into shares of capital stock of Target;

           (c) the exercise price to be paid by Seller in respect of the options has been paid to the Target and all options held by Seller have been converted into shares of common stock of the Target;

           (d) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (C) affect adversely the right of Buyer to acquire the Securities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

           (e) Seller shall have delivered to Buyer a certificate signed by Seller to the effect that each of the conditions specified above in Section 4.1(a) through (c) is true in all respects;

           (f) Buyer shall have received, from or on behalf of Seller or other applicable party, delivery of all the Closing Documents listed in Section 4.3 below;

          (g) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (h) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and by the other Transaction Documents and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby and thereby will be reasonably satisfactory in form and substance to Buyer.

                    Buyer may waive any condition specified in this Section 4.1 if it executes a writing so stating at the Closing.

     4.2. Conditions to Obligations of Seller.  The obligations of Seller to
          -----------------------------------
consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

          (b) no action, suit, or proceeding is pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

          (c) Seller shall have received from Buyer all of the Closing Documents listed in Section 4.4 below;

          (d) the closing of the transactions contemplated by the Purchase Agreement shall be occurring; and

          (e) Buyer shall have delivered to Seller a certificate signed by an executive officer of Buyer to the effect that each of the conditions specified above in Section 4.2(a) through (c) is true in all respects.

                    Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at the Closing.

     4.3. Seller Deliveries.  Simultaneously with the Closing of the
          -----------------
transactions contemplated by this Agreement, the following documents shall be executed and/or delivered by Seller to Buyer:

          (a) the certificates representing Target's options, together with stock powers executed in blank and any certificates or documents representing the Target options;

          (b) a release signed by Seller, of rights to options of Target set forth on Exhibit A hereto

          (c) the Employment Agreement between Seller and Buyer in substantially the form annexed hereto as Exhibit B (the "Employment Agreement"); and

          (d)  the other Transaction Documents.

     4.4. Buyer Deliveries.  Simultaneously with the Closing of the transactions
          ----------------
contemplated by this Agreement, the following documents or items shall be executed and/or delivered by Buyer to Seller or other applicable party:

          (a)  the Employment Agreement;

          (b)  the Closing Date Cash Payment; and

          (c)  the Closing Date Block of Buyer Common Stock.

                                   SECTION 5

                                   Covenants

     5.1. Covenants Pending Closing.
          -------------------------

          (a) Each party shall cooperate in obtaining all required consents, audits, and completion of other transactions contemplated to have occurred as of the Closing and to use best efforts to cause the fulfillment of the conditions to the other party's obligation to consummate the transactions contemplated hereby. In that regard, Seller shall have the affirmative obligation to exercise its options of Target prior to the Closing Date and pay the exercise price per share in connection therewith.

          (b) Each party will give to the other prompt written notice of any material adverse change in any fact or circumstance respecting which a representation, warranty, covenant or agreement has been made by it herein.

     5.2. Post-Closing Covenants.
          ----------------------

          (a) From and after the Closing, Seller shall execute all such instruments or documents and take all such other actions as Buyer may reasonably request to effectuate the transactions contemplated hereby, including, without limitation obtaining of any necessary or advisable consents not required by Buyer prior to Closing in connection with the transactions contemplated hereby.

          (b) Seller shall indemnify (pro rata, based on the Purchase Price receivable by each party comprising Seller), defend and hold harmless Buyer, its officers, directors, employees, partners, members, shareholders, Affiliates (and their officers, directors, employees, members, partners and shareholders) and agents (collectively, the "Buyer Indemnified Parties") from and against any action, loss, liability, damage, claim, fine, penalty, lien or expense, including reasonable legal costs, attorneys' fees and expenses (collectively, "Buyer Loss"), to the extent the same arises out of any breach by Seller of any representation, warranty, agreement or covenant made by Seller herein or in any Transaction Document.

          (c) Buyer shall indemnify, defend and hold harmless Seller from and against any action, loss, liability, damage, claim, fine, penalty, lien, interest or expense, including without limitation, reasonable legal costs, attorneys' fees and expenses (collectively, "Seller Loss"), to the extent the same arises out of breach by Buyer of any representation, warranty, agreement or covenant made by Buyer herein or in any Transaction Document.

          (d) Seller hereby agrees that it will sell shares of Buyer Common Stock only in compliance with applicable federal and state securities laws.

                                   SECTION 6

                                 Miscellaneous

     6.1. Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction that would cause the application of the laws of any jurisdiction other that the State of New York).

     6.2. Survival.  The representations and warranties made herein shall
          --------
survive any investigation made by the parties and the Closing of the transactions contemplated hereby. Except as expressly provided otherwise herein, the covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, that, notwithstanding the foregoing, the representations and
      --------  ----
warranties set forth in Section 2.1 and Section 2.2(a) in their entirety shall survive forever; provided, further, that notwithstanding anything to the
                 --------  -------
contrary contained in this Agreement, with respect to any claim of intentional fraud on the part of Seller, Seller will not have the benefit of any of the limitations of this Section 6.2.

     6.3. Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other party hereto, which consent may not be unreasonably withheld; provided, however, any party may assign any and all of
                       --------  -------
its rights and interests hereunder to one or more of its affiliates and designate one or more of its affiliates to perform its obligations hereunder; provided, however, that such party remains liable for full and total performance of its obligations hereunder.

     6.4. Notices.  Any notices authorized to be given hereunder shall be in
          -------
writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:

          EarthWeb Inc.
          Three Park Avenue, 38th Floor
          New York, NY 10016
          Facsimile: (212) 725-6559
          Attention: Jack D. Hidary, President

          and a copy to:

          John Hempill, Esq.
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY 10104-0185
          Facsimile: (212) 468-7900

          If to Seller:

          At the address set forth under Seller's name and signature on the signature page hereto.

          and a copy to:

          Brian T. Casey, Esq.
          Morris, Manning & Martin, LLP
          1600 Atlanta Financial Center
          Atlanta, Georgia 30326
          Facsimile: (404) 365-9532

or if delivered by telecopier, on a Business Day before 4:00 PM local time of addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission confirmed electronically, to the facsimile numbers provided above, or to such other address or telecopy number as any party shall specify to the other, pursuant to the foregoing notice provisions.

     6.5. Waiver; Amendments.  This Agreement and the Transaction Documents, (i)
          ------------------
set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by such party.

     6.6. Counterparts.  This Agreement may be signed in several counterparts.
          ------------

     6.7. Expenses.  Each party shall bear its own expenses incurred with
          --------
respect to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     6.8.  Arbitration.
           -----------

           (a) If at any time there shall be a dispute arising out of or relating to any provision of this Agreement, any Transaction Document or any agreement contemplated hereby or thereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within New York City, New York.

           (b) This arbitration clause shall survive the termination of this Agreement, any Transaction Document and any agreement contemplated hereby or thereby.

     6.9.  Waiver of Jury Trial; Exemplary Damages.  THE PARTIES HERETO HEREBY
           ---------------------------------------
WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND ANY TRANSACTION DOCUMENT (OTHER THAN THE EMPLOYMENT AGREEMENT). No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Transaction Document contemplated hereby.

     6.10. Attorneys' Fees.  The unsuccessful party to any court or other
           ---------------
proceeding arising out of this Agreement or any Transaction Document that is not resolved by arbitration under Section 6.8 shall pay to the prevailing party all attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled. Otherwise, attorneys' fees shall be paid in accordance with the judgment rendered. As used in this Section
6.10 and elsewhere in this Agreement, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought, calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as the term may be defined in statutory or decisional Authority.

     6.11. Transaction Documents.  When used in this Agreement, the term
           ---------------------
"Transaction Documents" shall mean this Agreement and the Employment Agreement.

     6.12. Business Day.  When used in this Agreement, the term "Business Day"
           ------------
shall mean a day other than a Saturday, Sunday or a day on which commercial banks in New York City are generally closed for business.

     6.13. Termination.
           -----------

           (a) This Agreement may be terminated prior to the Closing as follows:

                    (i) at the election of Seller, if any one or more of the conditions to its obligation to close set forth in Section 4.2 of this Agreement has not been fulfilled as of the Closing Date;

                    (ii) at the election of the Buyer, if any one or more of the conditions to its obligation to close set forth in Section 4.1 of this Agreement has not been fulfilled as of the Closing Date;

                    (iii) at the election of Buyer or Seller if, prior to the Closing, the other has breached any material representation, warranty, covenant or agreement contained in this Agreement;

                    (iv) at the election of Buyer, if any legal proceeding is commenced or threatened by any governmental agency or other person directed against the consummation of the Closing or any other material transaction contemplated under this Agreement or the other Transaction Documents and the Buyer, on the advice of legal counsel, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

                    (v) at any time on or prior to the Closing Date, by mutual written consent of Seller and Buyer; or

                    (vi) by any party after the Termination Date, unless the Termination Date has been extended by the mutual written consent of Seller and Buyer.

          (b) If any party terminates this Agreement pursuant to this Section 6.13(a), all rights and obligations of the parties hereunder shall terminate without any liability of any party hereto to any other party (except for any liability of any party then in breach).

     IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

                              EARTHWEB INC.

                              By:_________________________
                                 Name:  Murray Hidary
                                 Title: Executive Vice President


                              SELLER:

                              ____________________________
                              Melissa Stover
                              ADDRESS: ___________________
                                       ___________________
                                       ___________________

                                   EXHIBIT A

*** CONFIDENTIAL TREATMENT REQUESTED 62

                                   Exhibit B

                             Employment Agreement

                                   Exhibit C